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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                       (Date of earliest event reported)

                                  July 14, 2006

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                       Applied Spectrum Technologies, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


              0-16397                               41-2185030
      (Commission File Number)           (IRS Employer Identification No.)


                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
              (Address of Principal Executive Offices and zip code)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Applied Spectrum Technologies, Inc. ("Applied") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of Applied, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of Applied could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Applied undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.02 Termination of a Material Definitive Agreement

      Effective July 14, 2006, Applied Spectrum Technologies, Inc. ("Applied") terminated the Agreement and Plan of Merger (the "Agreement") dated as of May 16, 2006, by and among Applied, Pro-Stars, Inc., a Nevada corporation ("Pro-Stars") and APSP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Applied. The Agreement was terminated due to the failure of the transactions contemplated thereunder to have been consummated by June 30, 2006, which date was extended by Applied to July 14, 2006.

      Reference is hereby made to the Current Report on Form 8-K dated May 16, 2006 filed by Applied on May 19, 2006 announcing the execution of the Agreement, which is hereby incorporated by reference. On June 14, 2006, Applied also filed with the SEC and mailed to its stockholders an Information Statement pursuant to
Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder ("Information Statement") informing them of the proposed change in control of Applied that would have occurred in the event the transactions under the Agreement were completed. The board of directors of Applied has determined that it is in the best interests of Applied's stockholders to terminate the Agreement.

      Applied is a "shell company" with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Applied would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Spectrum Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Applied Spectrum Technologies, Inc.


Date: July 14, 2006                   By: /s/ Kevin R. Keating
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                                          Kevin R. Keating, President


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